MUNIYIELD
NEW JERSEY
FUND, INC.








FUND LOGO








Annual Report

November 30, 1996




This report, including the financial information herein, is transmitted to the shareholders of MuniYield New Jersey Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield
New Jersey
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011











MuniYield New Jersey Fund, Inc.


TO OUR SHAREHOLDERS


For the year ended November 30, 1996, the Common Stock of MuniYield New Jersey Fund, Inc. earned $0.914 per share income dividends, which included earned and unpaid dividends of $0.074. This represents a net annualized yield of 5.91%, based on a month-end net asset value of $15.46 per share. Over the same period, total investment return on the Fund's Common Stock was +5.84%, based on a change in per share net asset value from $15.56 to $15.46, and assuming reinvestment of $0.912 per share income dividends.

For the six-month period ended November 30, 1996, total investment return on the Fund's Common Stock was +7.58%, based on a change in per share net asset value from $14.83 to $15.46, and assuming reinvestment of $0.454 per share income dividends.

For the six months ended November 30, 1996, the average yield on the Fund's Auction Market Preferred Stock was 3.20%.

The Municipal Market Environment
Municipal bond yields generally moved lower during the six months ended November 30, 1996. Long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined approximately 35 basis points (0.35%) to close the six-month period ended November 30, 1996 at approximately 5.80%. The municipal bond market exhibited considerable weekly yield volatility over the last six months with bond yields vacillating as much as 20 basis points. This ongoing volatility was in response to fluctuating evidence regarding the degree to which recent economic growth would result in any significant increase in inflationary pressures. Much of the evidence supporting stronger growth centered around the strong employment growth seen in April and June with bond yields rising in response. Other, more recent, economic indicators suggested that economic growth will not be excessive and inflationary pressures will remain well-contained. This continued benign inflationary environment supported lower tax-exempt bond yields in recent months. US Treasury bond yields have exhibited similar, albeit greater, volatility during the six-month period ended November 30, 1996, falling more than 60 basis points to end the period at 6.35%.

Much of the tax-exempt bond market's strong technical position, one of the primary reasons for the improvement in municipal bond yields seen throughout 1996, remained intact. Over the last year, approximately $180 billion in long-term municipal securities was issued, an increase of approximately 20% versus the same period a year ago. Much of this increase was the result of issuers seeking to refinance their existing higher-couponed debt as interest rates declined in 1995 and early 1996. As interest rates rose, these financings became increasingly economically impractical and issuance declined. Over the last six months, approximately $80 billion in long-term tax-exempt securities was underwritten, essentially unchanged versus the comparable period a year earlier. Only $43 billion in tax-exempt securities was issued in the last three months, also unchanged versus the November 30, 1995 quarter.

The municipal bond market's recent underperformance relative to Treasury issues was the result of a number of other factors. Among other things, as tax-exempt bond yields declined below 6%, in the past some investors temporarily have lost interest in the municipal bond market. As interest rates continue to decline, as they did in 1994, investors quickly adjust to the new levels. The inherent attractiveness of the tax-advantaged products quickly outweighs low nominal yields and investor demand increases.

Finally, the Presidential and Congressional elections earlier this month resurrected some investor concerns regarding continued Federal deficit reduction and potential legislative restrictions upon the municipal bond market. This situation was similar to that at the beginning of 1996 when tax-exempt bond yields were negatively impacted by fears that legislation reducing the tax advantage of municipal bonds would be introduced to aid further deficit reductions. Also, earlier fears that the Democratic party could regain control of both houses of Congress, as well as maintain the White House, may have caused some investors to delay any asset allocations into the municipal bond market until after the elections.

Currently, the future direction of interest rates remains unclear. The Federal Reserve Board's decision to hold interest rates steady in late September temporarily relieved mounting fears of rising interest rates for the remainder of 1996. Should economic growth slow further in upcoming months, as expected by the Federal Reserve Board, and inflation remain well-contained, interest rates are poised to decline further. Under such a scenario, municipal bond yields are also likely to decline.

Portfolio Strategy
During the 12 months ended November 30, 1996, the municipal bond market was extremely volatile. As measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields ranged from a low of 5.63% on January 4, 1996 to a high of 6.34% on June 13, 1996. At year-end November 30, 1996, the Index was roughly back to the levels at which we began the period, having retraced the losses associated with a surge in economic growth during the first six months of the calendar year. The change in direction of long-term interest rates occurred as a result of the slower economic pace exhibited during the third quarter of 1996. The change of pace led investors to alter the consensus view of future monetary policy from that of a tightening to no change. Since August, prices of long-term fixed-income securities have risen modestly while short-term securities have reacted more dramatically.

For the 12 months ended November 30, 1996, we sought to emphasize tax-exempt income for shareholders without sacrificing the strong credit quality characteristics of the portfolio. We ended the prior year constructive on the interest rate environment and extended the duration of the portfolio by purchasing securities which we believed could enhance total return to shareholders in a period of declining interest rates. However, strong job growth led an economic revival from February through July which forced a major change in investor psychology. We shifted the portfolio to a more defensive posture in an effort to seek to protect the Fund's net asset value as yields on long-term municipal bonds surged approximately 0.75% between January and mid-June. Since peaking in June, interest rates have declined somewhat as the economy has shown early signs of cooling, and we shifted the Fund to a more neutral posture once again. By remaining fully invested, we were able to provide an attractive dividend while limiting interest rate risk during this period.

In Conclusion
We appreciate your ongoing interest in MuniYield New Jersey Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President







(William M. Petty)
William M. Petty
Vice President and Portfolio Manager


January 2, 1996

PROXY RESULTS


During the six-month period ended November 30, 1996, MuniYield New Jersey Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 19, 1996. The description of each proposal and number of shares voted are as follows:


                                                                                  Shares        Shares Voted
                                                                                 Voted For   Without Authority
1. To elect the Fund's Board of Directors:            James H. Bodurtha          8,501,533        168,957
                                                      Herbert I. London          8,501,264        169,226
                                                      Robert R. Martin           8,501,218        169,272
                                                      Arthur Zeikel              8,500,170        170,320

                                                              Shares           Shares Voted        Shares Voted
                                                             Voted For           Against             Abstain
2. To ratify the selection of Deloitte
   & Touche LLP as the Fund's independent
   auditors for the current fiscal year.                    8,442,470            97,083              130,937


During the six-month period ended November 30, 1996, MuniYield New Jersey Fund, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at the annual special shareholders' meeting on September 19, 1996. The description of each proposal and number of shares voted are as follows:


                                                                                  Shares        Shares Voted
                                                                                 Voted For   Without Authority
1. To elect the Fund's Board of Directors:            James H. Bodurtha            2,249              0
                                                      Herbert I. London            2,249              0
                                                      Robert R. Martin             2,249              0
                                                      Joseph L. May                2,249              0
                                                      Andre F. Perold              2,249              0
                                                      Arthur Zeikel                2,249              0

                                                              Shares           Shares Voted        Shares Voted
                                                             Voted For           Against             Abstain
2. To ratify the selection of Deloitte
   & Touche LLP as the Fund's independent
   auditors for the current fiscal year.                       2,249                0                   0



THE BENEFITS AND RISKS OF LEVERAGING


MuniYield New Jersey Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield New Jersey Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
EDA     Economic Development Authority
GO      General Obligation Bonds
M/F     Multi-Family
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (In Thousands)
S&P     Moody's    Face                                                                                          Value
Ratings Ratings   Amount                                     Issue                                             (Note 1a)

New Jersey--89.3%
AAA     Aaa     $ 2,000   Cape May County, New Jersey, Industrial Pollution Control Financing Authority
                          Revenue Bonds (Atlantic City Electric Company Project), AMT, Series A, 7.20%
                          due 11/01/2029 (b)                                                                    $  2,332

AAA     Aaa       1,000   Highland Park, New Jersey, School District, GO, UT, 6.55% due 2/15/2021 (b)              1,116

AAA     Aaa       7,880   Hudson County, New Jersey, COP, Refunding (Correctional Facilities), 6.60%
                          due 12/01/2021 (b)                                                                       8,650

AA      A         3,200   Jersey City, New Jersey, School, GO, Refunding, UT, 6.65% due 2/15/2002 (g)              3,577

NR*     Aa1       3,500   Mercer County, New Jersey, Improvement Authority Revenue Bonds (County
                          Courthouse Project), 6.60% due 11/01/2000 (g)                                            3,848

NR*     VMIG1++     300   New Jersey EDA, Dock Facility Revenue Refunding Bonds (Bayonne/IMTT Project),
                          VRDN, Series A, 4.05% due 12/01/2027 (a)                                                   300

                          New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds, Series A (e):
A1+     VMIG1++     200     (New Jersey Natural Gas Co.), VRDN, 3.85% due 8/01/2030 (a)                              200
AAA     Aaa       5,000     (NUI Corp.), 6.35% due 10/01/2022                                                      5,436

AAA     Aaa       4,000   New Jersey EDA, Revenue Bonds (Clara Maass Health Systems), 5% due 7/01/2025 (f)         3,774

AAA     Aaa       2,500   New Jersey EDA, Revenue Refunding Bonds (RWJ Health Care Corporation), 6.50%
                          due 7/01/2024 (f)                                                                        2,752

NR*     Aa1      10,750   New Jersey EDA, Solid Waste Disposal Facilities Revenue Bonds (Garden State
                          Paper Company), AMT, 7.125% due 4/01/2022                                               11,566

AAA     Aaa       2,000   New Jersey EDA, Water Facilities Revenue Bonds (American Water Company Inc.
                          Project), AMT, 6% due 5/01/2036 (c)                                                      2,072

                          New Jersey Health Care Facilities Financing Authority Revenue Bonds:
A-      A         6,060     Refunding (Atlantic City Medical Center), Series C, 6.80% due 7/01/2011                6,573
AAA     Aaa       2,000     Refunding (Hackensack Medical Center), 6.625% due 7/01/2011 (c)                        2,184
BBB-    Baa       3,875     (Saint Elizabeth Hospital), Series B, 8.25% due 7/01/2020                              4,308


SCHEDULE OF INVESTMENTS (continued)                                                                       (In Thousands)
S&P     Moody's    Face                                                                                         Value
Ratings Ratings   Amount                                     Issue                                             (Note 1a)

New Jersey (continued)
                          New Jersey Sports and Exposition Authority Revenue Bonds (State Contract):
A+      Aa      $ 7,820     Series A, 6.50% due 3/01/2019                                                       $  8,371
A1+     VMIG1++   1,100     VRDN, Series C, 3.15% due 9/01/2024 (a)(b)                                             1,100

                          New Jersey State Educational Facilities Authority Revenue Bonds:
BBB+    NR*       6,250     Higher Education (Drew University), Series E, 6.25% due 7/01/2017                      6,475
AA+     Aaa       5,435     Higher Education (Princeton University), Series C, 6.375% due 7/01/2022                5,847
BBB+    Baa       3,355     Higher Education (Saint Peter's College), Series B, 6.80% due 7/01/2008                3,690
BBB+    Baa       3,600     Higher Education (Saint Peter's College), Series B, 6.85% due 7/01/2012                3,974
AAA     Aaa       1,500     (New Jersey Institute of Technology), Series 95-E, 5.375% due 7/01/2025 (b)            1,482
A-      Baa1      6,030     (Stevens Institute of Technology), Series A, 6.80% due 7/01/2008                       6,638

                          New Jersey State, GO:
AA+     NR*       3,000     6.75% due 9/15/2001 (g)                                                                3,356
AA+     Aa1       2,105     AMT, 7.05% due 7/15/2015                                                               2,420

AAA     Aaa       4,000   New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds,
                          AMT, Series M, 7% due 10/01/2026 (b)                                                     4,281

AAA     NR*       2,520   New Jersey State Housing and Mortgage Finance Agency, M/F Housing Revenue
                          Refunding Bonds (Presidential Plaza), 7% due 5/01/2030 (d)                               2,708

AAA     Aaa       2,000   New Jersey State Transportation Corporation, COP (Raymond Plaza East,
                          Incorporated), 6.50% due 10/01/2016 (f)                                                  2,218

AAA     Aaa      10,550   New Jersey State Transportation Trust Fund Authority, GO (Transportation
                          System), Series A, 4.75% due 12/15/2016 (b)                                              9,741

BBB+    Baa1      7,000   New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds,
                          Series A, 6.75% due 1/01/2008                                                            7,500

                          North Brunswick Township, New Jersey, Revenue Bonds, UT:
NR*     A1        1,190     6.50% due 5/15/2012                                                                    1,304
NR*     A1        1,400     6.50% due 5/15/2013                                                                    1,534

AAA     Aaa       8,250   North Hudson, New Jersey, Sewer Authority Revenue Bonds, 5.125% due
                          8/01/2022 (c)                                                                            7,925

AAA     Aaa       2,010   North Jersey District Water Supply Commission, New Jersey, Revenue Refunding
                          Bonds (Wanaque North Project), Series B, 6.50% due 11/15/2011 (b)                        2,214

AAA     Aaa       6,230   Passaic Valley, New Jersey, Water Commission, Water Supply Revenue Bonds,
                          Series A, 6.40% due 12/15/2002 (c)(g)                                                    6,984

                          Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
AA-     A1        2,465     67th Series, 6.90% due 7/01/2011                                                       2,648
AA-     A1        1,000     69th Series, 7.125% due 6/01/2025                                                      1,091
AA-     A1        9,500     72nd Series, 7.35% due 10/01/2002 (g)                                                 10,991
AAA     Aaa       1,000     104th Series, 3rd Installment, 4.75% due 1/15/2026 (e)                                   901


SCHEDULE OF INVESTMENTS (concluded)                                                                       (In Thousands)
S&P     Moody's    Face                                                                                          Value
Ratings Ratings   Amount                                     Issue                                             (Note 1a)

New Jersey (concluded)
                          Port Authority of New York and New Jersey, Special Obligation Revenue Bonds
                          (Versatile Structure Obligation), VRDN (a):
A1+     VMIG1++ $ 1,800     Series 2, 4.05% due 5/01/2019                                                       $  1,800
A1+     VMIG1++     100     Series 3, 4.10% due 6/01/2020                                                            100
A1+     VMIG1++     700     Series 5, 4.10% due 8/01/2024                                                            700

AA      A1        2,275   Rutgers State University, New Jersey, Revenue Refunding Bonds (State
                          University of New Jersey), Series A, 6.50% due 5/01/2018                                 2,463

                          Union County, New Jersey, Improvement Authority, Revenue Refunding Bonds
                          (County Guaranteed--Lease):
AA+     Aaa         615     4.90% due 11/15/2002                                                                     634
AA+     Aaa         650     5% due 11/15/2003                                                                        674
AA+     Aaa         725     5.20% due 11/15/2005                                                                     758
AA+     Aaa         760     5.30% due 11/15/2006                                                                     798

AA      A3        3,100   University of Medicine and Dentistry, New Jersey, Revenue Bonds, Series E,
                          6.50% due 12/01/2001 (g)                                                                 3,456

Puerto Rico--8.9%

A       Baa1      2,000   Puerto Rico Commonwealth, GO, 5.40% due 7/01/2025                                        1,927

A       Baa1     10,200   Puerto Rico Commonwealth, Highway and Transportation Authority, Highway
                          Revenue Bonds, Series Y, 5.50% due 7/01/2026                                             9,952

BBB+    Aaa       5,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series P, 7% due
                          7/01/2001 (g)                                                                            5,672

Total Investments (Cost--$179,099)--98.2%                                                                        193,015
Other Assets Less Liabilities--1.8%                                                                                3,468
                                                                                                                --------
Net Assets--100.0%                                                                                              $196,483
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 1996.
(b)MBIA Insured.
(c)FGIC Insured.
(d)FHA Insured.
(e)AMBAC Insured.
(f)FSA Insured.
(g)Prerefunded.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
   Ratings of issues shown have not been audited by Deloitte & Touche
   LLP.

   See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of November 30, 1996
Assets:             Investments, at value (identified cost--$179,099,490) (Note 1a)                         $193,014,990
                    Cash                                                                                          85,380
                    Interest receivable                                                                        3,790,472
                    Deferred organization expenses (Note 1e)                                                       2,674
                    Prepaid expenses and other assets                                                              5,974
                                                                                                            ------------
                    Total assets                                                                             196,899,490
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1f)                                  $    241,719
                      Investment adviser (Note 2)                                                82,576          324,295
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        92,115
                                                                                                            ------------
                    Total liabilities                                                                            416,410
                                                                                                            ------------

Net Assets:         Net assets                                                                              $196,483,080
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (2,400 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $ 60,000,000
                      Common Stock, par value $.10 per share (8,829,651 shares
                      issued and outstanding)                                              $    882,965
                    Paid-in capital in excess of par                                        123,196,293
                    Undistributed investment income--net                                        994,556
                    Accumulated realized capital losses on investments--net (Note 5)         (2,506,234)
                    Unrealized appreciation on investments--net                              13,915,500
                                                                                           ------------
                    Total--Equivalent to $15.46 net asset value per share of
                    Common Stock (market price--$14.50)                                                      136,483,080
                                                                                                            ------------
                    Total capital                                                                           $196,483,080
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                       November 30, 1996
Investment Income   Interest and amortization of premium and discount earned                                $ 11,504,979
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    971,972
                    Commission fees (Note 4)                                                    154,718
                    Professional fees                                                            75,861
                    Accounting services (Note 2)                                                 55,212
                    Transfer agent fees                                                          41,248
                    Printing and shareholder reports                                             23,690
                    Directors' fees and expenses                                                 22,951
                    Listing fees                                                                 17,893
                    Custodian fees                                                               16,376
                    Pricing fees                                                                  6,693
                    Amortization of organization expenses (Note 1e)                               6,355
                    Other                                                                        19,215
                                                                                           ------------
                    Total expenses                                                                             1,412,184
                                                                                                            ------------
                    Investment income--net                                                                    10,092,795
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                           (330,513)
Unrealized          Change in unrealized appreciation on investments--net                                       (568,391)
Loss on                                                                                                     ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  9,193,891
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                 For the Year Ended
                                                                                                    November 30,
Increase (Decrease) in Net Assets:                                                              1996             1995
Operations:         Investment income--net                                                 $ 10,092,795     $ 10,245,518
                    Realized loss on investments--net                                          (330,513)        (132,854)
                    Change in unrealized appreciation/depreciation on investments--net         (568,391)      20,674,959
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      9,193,891       30,787,623
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Common Stock                                                           (8,056,059)      (7,926,660)
(Note 1f):            Preferred Stock                                                        (2,009,280)      (2,252,160)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                            (10,065,339)     (10,178,820)
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                    (871,448)      20,608,803
                    Beginning of year                                                       197,354,528      176,745,725
                                                                                           ------------     ------------
                    End of year*                                                           $196,483,080     $197,354,528
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    994,556     $    967,100
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                                                                For the
                                                                                                                Period
The following per share data and ratios have been derived                                                        May 1,
from information provided in the financial statements.                           For the Year Ended            1992++ to
                                                                                     November 30,               Nov. 30,
Increase (Decrease) in Net Asset Value:                                  1996       1995      1994      1993      1992
Per Share           Net asset value, beginning of period              $  15.56   $  13.22  $  15.88  $  14.40   $  14.18
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                1.14       1.17      1.15      1.17        .62
                    Realized and unrealized gain (loss) on
                    investments--net.                                     (.10)      2.33     (2.67)     1.49        .31
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.04       3.50     (1.52)     2.66        .93
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.91)      (.90)     (.93)     (.96)      (.44)
                      Realized gain on investments--net                     --         --      (.01)     (.01)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.91)      (.90)     (.94)     (.97)      (.44)
                                                                      --------   --------  --------  --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                            --         --        --        --       (.03)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends to Preferred Stock shareholders:
                        Investment income--net                            (.23)      (.26)     (.20)     (.21)      (.10)
                      Capital charge resulting from issuance
                      of Preferred Stock                                    --         --        --        --       (.14)
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.23)      (.26)     (.20)     (.21)      (.24)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  15.46   $  15.56  $  13.22  $  15.88   $  14.40
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $  14.50   $  13.75  $ 12.125  $ 15.625   $ 14.875
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     12.34%     21.26%   (16.87%)   11.78%      2.19%+++
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   5.84%     25.85%   (10.82%)   17.35%      4.65%+++
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .72%       .73%      .74%      .69%       .43%*
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Expenses                                              .72%       .73%      .74%      .69%       .69%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.18%      5.40%     5.30%     5.26%      5.51%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end
Data:               of period (in thousands)                          $136,483   $137,355  $116,746  $140,214   $123,833
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $ 60,000   $ 60,000  $ 60,000  $ 60,000   $ 60,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  49.76%     32.79%    15.06%     5.14%     27.13%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,275   $  3,289  $  2,946  $  3,337   $  3,064
                                                                      ========   ========  ========  ========   ========

Dividends Per Share Investment income--net                            $    837   $    938  $    741  $    774   $    341
On Preferred Stock                                                    ========   ========  ========  ========   ========
Outstanding:++++++

                   *Annualized.
                  **Total investment returns based on market value, which
                    can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred
                    Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on July 1, 1992.
              ++++++Dividends have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield New Jersey Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1996 were $92,604,454 and $95,525,786, respectively.

Net realized and unrealized gains (losses) as of November 30, 1996 were as follows:


                                     Realized
                                      Gains       Unrealized
                                     (Losses)       Gains

Long-term investments             $   462,402    $13,915,500
Financial futures contracts          (792,915)            --
                                  -----------    -----------
Total                             $  (330,513)   $13,915,500
                                  ===========    ===========

As of November 30, 1996, net unrealized appreciation for Federal income tax purposes aggregated $13,915,500, of which $13,933,335 related to appreciated securities and $17,835 related to depreciated securities. The aggregate cost of investments at November 30, 1996 for Federal income tax purposes was $179,099,490.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
For the year ended November 30, 1996, shares issued and outstanding remained constant at 8,829,651. At November 30, 1996, total paid-in capital amounted to $124,079,258.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at November 30, 1996 was 3.65%.

As of November 30, 1996, there were 2,400 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended November 30, 1996, MLPF&S, an affiliate of FAM, earned $116,934 as commissions.

5. Capital Loss Carryforward:
At November 30, 1996, the Fund had a net capital loss carryforward of approximately $972,000, all of which expires in 2002. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On December 10, 1996, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.074133 per share, payable on December 30, 1996 to shareholders of record as of December 20, 1996.


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders of
MuniYield New Jersey Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield New Jersey Fund, Inc. as of November 30, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period May 1, 1992 (commencement of operations) to November 30, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield New Jersey Fund, Inc. as of November 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
January 3, 1996
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid monthly by MuniYield New Jersey Fund, Inc. during its taxable year ended November 30, 1996 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
William M. Petty, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, New York 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004

NYSE Symbol
MYJ